CONSULTING AGREEMENT

THIS AGREEMENT is made effective this 24th day of April, 2014.

BETWEEN:

Enertopia Corp., a body corporate duly incorporated under the laws of the State of Nevada, and having an Office at 950-1130 W Pender St, Vancouver BC, V6E 4A4; and/or its wholly owned subsidiary 8845301 Canada Inc, a body corporate duly incorporated under the laws of Canada and having an office at 950-1130 W Pender St, Vancouver BC, V6E 4A4

(hereinafter together or separately called the "Company")

OF THE FIRST PART

AND:

Current Market Communications & Associates Inc. a body corporate duly incorporated under the laws of the Province of Ontario, and having an office at 65 Queen St. West, Suite 510, Toronto, Ontario, M5H 2M5

(hereinafter called the "Consultant," or, “Consultant”)

OF THE SECOND PART

WHEREAS:

A.        Consultant agrees to serve as Media Coordinator to the Company and to provide services as described below, effective April 24, 2014;

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

B.        The Company is desirous of retaining the consulting services of Consultant as a Media Coordinator, on a one-year contract basis and the Consultant has agreed to serve the Company as an independent contractor upon the terms and conditions hereinafter set forth;

FOR VALUABLE CONSIDERATION it is hereby agreed as follows:

1.        The Consultant shall provide Media Coordinator services to the CEO/President of the Company, and perform such tasks in general including but not limited to the following:

Analyse the media and communication needs of the Company on an ongoing basis and recommend, create, edit and update on an ongoing basis various media including video clips and video interviews; Company powerpoints; letters; graphics; booth presentation materials; and any and all other communications programs and mediums. Communicate on the Company’s behalf directly with interested parties to deliver the Company’s message and branding, relieving the Company President or CEO of the task when possible. Strategize, arrange and obtain where possible, outside media coverage of the Company through Internet; Television, Newspaper and Radio and other sources.

a)

General Services. The Consultant shall serve the Company (and/or such subsidiary or subsidiaries of the company as the Company may from time to time require) in such consulting capacity or capacities as may from time to time be determined by resolution of the Board of Directors or senior management of the Company and shall perform such duties and exercise such powers as may from time be determined by resolution of the Board of Directors, as an independent contractor. The Consultant will work as needed with lawyers, partners, shareholders and other stakeholders as required by the Company.

2.        By virtue of this Agreement, the Company is expecting, and Consultant is accepting, the responsibility of working an irregular schedule and quantity of time on behalf of the Company. Some weeks Consultant may be required to work more than 30 hours and some weeks Consultant may be required to work fewer than 10 hours in order to fulfill the terms of this Agreement. During the time that this Agreement remains in effect, the Consultant shall not act in any capacity whatsoever, directly or indirectly for or for the betterment of any other non-joint-ventured company, partnership, or project that competes within North America within the sector of medical marijuana, without the Company’s prior written consent.

3.        The basic remuneration of the Consultant for its services hereunder shall be at the rate of two thousand two hundred and fifty dollars (CDN$2,250) per month plus GST, together with any such increments or bonuses thereto as the CEO or the Board of Directors of the Company may from time to time determine, payable the 30th day of each calendar month. The Company may pay the Consultant a bonus from time to time, at its sole discretion.

4.        As described herein, awards of restricted shares of common stock to be issued in separate certificate form (the "Shares" or “Share”) shall be made based upon the required events and thresholds being achieved. The first Share award shall be made upon the mutual signing and execution of this agreement. The production facility is located in a municipality that has not yet given formal approval permitting marijuana production in accordance with the Health Canada MMPR; and the Consultant shall receive the second Share award once the municipality has given such approval. The third Share award shall be made when Health Canada has granted an MMPR license to the facility while it is co-owned by the Company. The fourth Share award shall be made when the first commercial harvest from the facility has been completed – a commercial harvest excludes test growing or non-commercial quantities. And a fifth Share award shall be made when the facility has reached CDN$5,000,000 in accumulated sales of medical marijuana grown within the facility.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

Shares On Signing	Shares On Municipal Approval	Shares On Health Canada Approval	Shares on First Commercial Harvest	Shares on $5,000,000 in Ontario Plant Revenue
90,000	45,000	90,000	135,000	112,500

5.        The issuance of the Shares to the Consultant will be made in reliance on an exemption from the prospectus filing requirements contained in section 2.24 of National Instrument 45-106 and the exemption from the registration requirements contained in Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”). The Company reserves the right to request from the Consultant any additional certificates or representations required to establish an exemption from applicable securities legislation prior to the issuance of any Shares.

a)	The certificates representing the Shares to be issued to the Consultant will be affixed with legends in substantially the following form, describing such restrictions:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

6.        The Consultant represents and warrants that at the time of entry into this Agreement and on the date of the issuance of any Shares that:

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

a)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Consultant’s ability to resell any of the Shares in Canada under applicable provincial securities laws;

b)

the Consultant understands and agrees none of the Shares have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and foreign securities laws;

c)	the Consultant is not a U.S. Person (as such term is defined in Regulation S of the 1933 Act) and is not acquiring the Note for the account or benefit of, directly or indirectly, any U.S. Person;

d)	is outside the United States when receiving and executing this Agreement;

e)

the Consultant understands and agrees that offers and sales of any of the Shares prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

f)

the Consultant acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Consultant may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein; and

g)

hedging transactions involving the Shares may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws.

7.        The Consultant shall be responsible for the payment of its income and other taxes and other remittances including but not limited to any form of insurance as shall be required by any governmental entity (including but not limited to EI, WCB, and federal and provincial income taxes) with respect to compensation paid by the Company to the Consultant, and nothing in this Agreement implies or creates a relationship of employment.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

8.        The terms "subsidiary" and "subsidiaries" as used herein mean any corporation or company of which more than 50% of the outstanding shares carrying voting rights at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the Board of Directors of such corporation or company) are for the time being owned by or held for the Company and/or any other corporation or company in like relation to the Company and include any corporation or company in like relation to a subsidiary.

9.        The Consultant shall be reimbursed for all travelling and other expenses actually and properly incurred by it in connection with its duties hereunder, not including commuting to the office that is the normal place of business. For all such expenses the Consultant shall furnish to the Company statements, receipts and vouchers for such out-of-pocket expenses on a monthly basis. The Consultant is pre-authorized to incur up to $200 per month, cumulatively, in relevant expenses. Amounts over $200 per month must be pre-approved by management of the Company or will be disallowed. Both parties recognize that as the financial condition of the Company improves or deteriorates, this amount may be increased or decreased without making changes to this document, provided the Company makes Consultant aware of the changed amount.

10.        The Consultant shall not, either during the continuance of its contract hereunder or at any time thereafter, disclose the private affairs of the Company and/or its subsidiary or subsidiaries, or any secrets of the Company and/or its subsidiary or subsidiaries, to any person other than the Directors of the Company and/or its subsidiary or subsidiaries or for the Company's purposes and shall not (either during the continuance of its contract hereunder or at any time thereafter) use for its own purposes or for any purpose other than those of the Company any information it may acquire in relation to the business and affairs of the Company and/or its subsidiary or subsidiaries, unless required by law. Proprietary Information as that term is used herein shall consist of all knowledge, data and information which the Consultant may acquire from the documents and information disclosed to it by the Company, its employees, attorneys, consultants, independent contractors, clients or representatives whether orally, in written or electronic form or on electronic media including, by way of example and not by limitation, any products, customer lists, supplier lists, marketing techniques, technical processes, formulae, inventions or discoveries (whether patentable or not), innovations, suggestions, ideas, reports, data, patents, trade secrets and copyrights, made or developed by the Company and related data and information related to the conduct of the business of the Company. Proprietary Information shall also include discussions with officers, directors, employees, independent contractors, attorneys, consultants, clients, finance sources, customers or representatives and the fact that such discussions are taking place. Proprietary Information shall not be directly or indirectly disclosed to any other person without the prior written approval of the Company. Proprietary Information shall not include matters of general public knowledge, information legally received or obtained by the Consultant from a third party or parties without a duty of confidentiality, and information independently known or developed by the Consultant without the assistance of the Company.

11.        The Consultant shall well and faithfully serve the Company or any subsidiary as aforesaid during the continuance of its contract hereunder and use its best efforts to promote the interests of the Company.

12.        This Agreement may be terminated forthwith by the Company or Consultant without prior notice if at any time:

a)	The Company or Consultant shall commit any material breach of any of the provisions herein contained; or

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

b)	The Company or Consultant shall be guilty of any misconduct or neglect in the discharge of its duties hereunder; or

c)	The Company or Consultant shall become bankrupt or make any arrangements or composition with its creditors; or

d)	The Principals of the Company or Consultant shall become of unsound mind or be declared incompetent to handle his own personal affairs; or

(a) The Company or Consultant shall be convicted of any criminal offence other than an offence which, in the reasonable opinion of the Board of Directors of the Company, does not affect their position as a Consultant or a director of the Company.

This Agreement may also be terminated by either party upon sixty (60) days written notice to the other. Should the Company terminate this agreement for a reason not enumerated in items 12(a), 12(b), 12(c), 12(d), or 12(e), Consultant will be entitled to all remuneration, as it relates to transactions which were in process but had not yet closed at the date of his termination, to which she would have otherwise been entitled for a period of 30 days after the date of his termination.

13.        In the event this Agreement is terminated by reason of default on the part of the Consultant or the written notice of the Company, then at the request of the Board of Directors of the Company, the Consultant shall cause Consultant to forthwith resign any position or office which she then holds with the Company or any subsidiary of the Company. The provisions of Paragraph 10 shall survive the termination of this Agreement for a period of 2 years thereafter.

14.        The Company is aware that the Consultant may have and may continue to have financial interests in other companies. The Company agrees that the Consultant may continue to devote time to such outside interests, provided that such interests do not conflict with or hinder Consultant’s ability to perform her duties under this Agreement.

15.        In the event that Municipal Approval to build/operate the facility is NOT granted by May 31, 2014, as is currently expected, this Agreement is subject to a 15-day renegotiation period during which time the likelihood of Municipal Approval can be assessed and this Agreement adjusted if necessary to reflect the lack of Municipal Approval.

16.        The services to be performed by the Consultant pursuant hereto are personal in character, to be performed by Mr. Clark Kent, and neither this Agreement nor any rights or benefits arising thereunder are assignable by the Consultant without the previous written consent of the Company.

17.        Any and all previous agreements, written or oral, between the parties hereto or on their behalf relating to the agreement between the Consultant and the Company are hereby terminated and cancelled and each of the parties hereto hereby releases and forever discharges the other party hereto of and from all manner of actions, causes of action, claims and demands whatsoever under or in respect of any such previous agreements.

18.        Any notice in writing or permitted to be given to the Consultant hereunder shall be sufficiently given if delivered to the Consultant personally or mailed by registered mail, postage prepaid, addressed to the Consultant as its last residential address known to the Company. Provided any such notice is mailed via guaranteed overnight delivery, as aforesaid shall be deemed to have been received by the Consultant on the first business day following the date of mailing. Any notice in writing required or permitted to be given to the Company hereunder shall be given by registered mail, postage prepaid, addressed to the Company at the address shown on page 1 hereof. Any such notice mailed as aforesaid shall be deemed to have been received by the Company on the first business day following the date of mailing provided such mailing is sent via guaranteed overnight delivery. Any such address for the giving of notices hereunder may be changed by notice in writing given hereunder.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

19.        The provisions of this Agreement shall enure to the benefit of and be binding upon the Consultant and the successors and assigns of the Company. For this purpose, the terms "successors" and "assigns" shall include any person, firm or corporation or other entity which at any time, whether by merger, purchase or otherwise, shall acquire all or substantially all of the assets or business of the Company.

20.        Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of the provisions of this Agreement.

21.        This Agreement is being delivered and is intended to be managed from the Province of British Columbia and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of such Province. Similarly no provision within this contract is deemed valid should it conflict with the current or future laws of the United States of America or current or future regulations set forth by the United States Securities and Exchange Commission, the British Columbia Securities Commission, or the Ontario Securities Commission. This Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom or which enforcement of any waiver, change, modification or discharge is sought.

22.        This Agreement and the obligations of the Company herein are subject to all applicable laws and regulations in force at the local, State, Province, and Federal levels in both Canada and the United States. In the event that there is an employment dispute between the Company and Consultant, Consultant agrees to allow it to be settled according to applicable Canadian law in an applicable British Columbia jurisdiction.

23.        Any and all potential or actual common share award or stock option award will be in compliance with all applicable regulations in the USA and Canada.

24.       This contract will expire on April 24th, 2015 unless renewed or extended by mutual written consent of both parties prior to that date.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

IN WITNESS WHEREOF this Agreement has been executed as of the day, month and year first above written.

SIGNED by:	DATED:

April 24, 2014
Robert McAllister,
President / CEO,
Enertopia Corp

SIGNED by:

DATED:
Clark Kent
Media Coordinator

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

CONSULTING AGREEMENT

THIS AGREEMENT is made effective this 24th day of April, 2014.

BETWEEN:

Enertopia Corp., a body corporate duly incorporated under the laws of the State of Nevada, and having an office at 950-1130 W Pender St, Vancouver BC, V6E 4A4, and/or its wholly owned subsidiary 8845301 Canada Inc, a body corporate duly incorporated under the laws of Canada and having an office at 950-1130 W Pender St, Vancouver BC, V6E 4A4

(hereinafter together or separately called the "Company")

OF THE FIRST PART

AND:

2415132 Ontario Inc, a body corporate duly incorporated under the laws of the Province of Ontario, and having an office at 27 Regan Road, Brampton, ON L7A 1B2

(hereinafter called the "Consultant," or, “Consultant”)

OF THE SECOND PART

WHEREAS:

A.          Consultant agrees to serve as Assistant Manager, QEW to the Company and to provide services as described below, effective April 24th, 2014;

B.          The Company is desirous of retaining the consulting services of Consultant as QEW Assistant Manager, on a contract basis and the Consultant has agreed to serve the Company as an independent contractor upon the terms and conditions hereinafter set forth;

FOR VALUABLE CONSIDERATION it is hereby agreed as follows:

The Consultant shall provide Assistant Manager services and report to the Operations Manager and, as necessary, the President of the Company, and perform such tasks in general including but not limited to the following: The Consultant is expected to be intimately familiar with the MMPR, which can be found at http://www.laws-lois.justice.gc.ca/eng/regulations/SOR-2013-119/. The Consultant will assist in the planning and coordination of the various groups to set up the QEW facility in a manner consistent with the Company’s strategic plan and vision; will facilitate clear communication between advisers such as pharmacology, security, production with those of design, architecture, and construction to ensure timely results and efficient use of resources; and will be accountable to the Operations Manager and to the President of the Company to ensure the premises are designed and constructed in accordance with Health Canada requirements and with the capacity to meet production objectives. The consultant will participate in negotiation and oversight of various consultants and contractors and ensure the cost of consultants and contractors is justified and that they are accountable to meet clearly defined goals and objectives and provide full value; and will assist in the planning, set up and coordination of various departments for production and administration for ongoing operations.

a)

General Services. The Consultant shall serve the Company (and/or such subsidiary or subsidiaries of the company as the Company may from time to time require) in such consulting capacity or capacities as may from time to time be determined by resolution of the Board of Directors or senior management of the Company and shall perform such duties and exercise such powers as may from time be determined by resolution of the Board of Directors, as an independent contractor. The Consultant will work as needed with lawyers, partners, shareholders and other stakeholders as required by the Company.

b)

Contact Information. Prospective investor, partner, client, and shareholder information that is gathered and created by Consultant during the contract period shall become the property of the Company as it is utilized for the business purposes of the Company. Consultant is required to provide a copy of all such data to Company on a monthly basis by electronic file records.

1.          By virtue of this Agreement, the Company is expecting, and Consultant is accepting, the responsibility of working in a full-time managerial role which is not expected to average less than 20 hours per week, on behalf of the Company. Some weeks Consultant may be required to work more than 40 hours in order to fulfill the terms of this Agreement.

2.          During the time that this Agreement remains in effect, the Consultant shall not act in any capacity whatsoever, directly or indirectly for or for the betterment of any other non-joint-ventured company, partnership, or project that competes within North America within the same industry sector, without the Company’s prior written consent; with the sole permitted exception being the Consultant’s existing director and shareholder relationship with Chlormet Technologies/AAA Heidelberg (“CMT”). The Consultant agrees that he shall maintain his relationship, including participating at all Board of Directors meetings, to CMT in a manner which does not compromise his responsibilities nor knowledge of the Company; does not compromise any information as described in Section 10 of this Agreement; and further agrees that he shall not raise capital for CMT unless specifically requested by CMT management to do so after all other reasonable funding efforts have been attempted; nor in any way participate in day-to-day decision-making or management of CMT outside of assisting in placing initial staff and responding to requests for advice or guidance from CMT management.

3.          The basic remuneration of the Consultant for its services hereunder shall be in the form of any bonuses as the CEO or the Board of Directors of the Company may from time to time determine. There is no regular cash compensation. The basic compensation covers that time required by the Consultant to fulfill his tasks.

4.          As described herein, awards of restricted shares of common stock to be issued in separate certificate form (the "Shares" or “Share”) shall be made based upon the required events and thresholds being achieved. The first Share award shall be made upon the mutual signing and execution of this agreement. The production facility is located in a municipality that has not yet given formal approval permitting marijuana production in accordance with the Health Canada MMPR; and the Consultant shall receive the second Share award once the municipality has given such approval. The third Share award shall be made when Health Canada has granted an MMPR license to the facility while it is co-owned by the Company. The fourth Share award shall be made when the first commercial harvest from the facility has been completed – a commercial harvest excludes test growing or non-commercial quantities. And a fifth Share award shall be made when the facility has reached CDN$5,000,000 in accumulated sales of medical marijuana grown within the facility.

Shares On Signing	Shares On Municipal Approval	Shares On Health Canada Approval	Shares on First Commercial Harvest	Shares on $5,000,000 in Plant Revenue
90,000	45,000	110,000	135,000	112,500

5.          The issuance of the Shares to the Consultant will be made in reliance on an exemption from the prospectus filing requirements contained in section 2.24 of National Instrument 45-106 and the exemption from the registration requirements contained in Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”). The Company reserves the right to request from the Consultant any additional certificates or representations required to establish an exemption from applicable securities legislation prior to the issuance of any Shares.

a)	The certificates representing the Shares to be issued to the Consultant will be affixed with legends in substantially the following form, describing such restrictions:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

6.          The Consultant represents and warrants that at the time of entry into this Agreement and on the date of the issuance of any Shares that:

a)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Consultant’s ability to resell any of the Shares in Canada under applicable provincial securities laws;

b)

the Consultant understands and agrees none of the Shares have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and foreign securities laws;

c)	the Consultant is not a U.S. Person (as such term is defined in Regulation S of the 1933 Act) and is not acquiring the Note for the account or benefit of, directly or indirectly, any U.S. Person;

d)	is outside the United States when receiving and executing this Agreement;

e)

the Consultant understands and agrees that offers and sales of any of the Shares prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

f)

the Consultant acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Consultant may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein; and

g)

hedging transactions involving the Shares may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws.

7.          The Consultant shall be responsible for the payment of its income and other taxes and other remittances including but not limited to any form of insurance as shall be required by any governmental entity (including but not limited to EI, WCB, and federal and provincial income taxes) with respect to compensation paid by the Company to the Consultant and nothing in this Agreement implies or creates a relationship of employment.

8.          The terms "subsidiary" and "subsidiaries" as used herein mean any corporation or company of which more than 50% of the outstanding shares carrying voting rights at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the Board of Directors of such corporation or company) are for the time being owned by or held for the Company and/or any other corporation or company in like relation to the Company and include any corporation or company in like relation to a subsidiary.

9.          The Consultant shall be reimbursed for all travelling and other expenses actually and properly incurred by it in connection with its duties hereunder, not including commuting to the office that is the normal place of business. For all such expenses the Consultant shall furnish to the Company statements, receipts and vouchers for such out-of-pocket expenses on a monthly basis. The Consultant is pre-authorized to incur up to $200 per month, cumulatively, in relevant expenses. Amounts over $200 per month must be pre-approved by management of the Company or will be disallowed. Both parties recognize that as the financial condition of the Company improves or deteriorates, this amount may be increased or decreased without making changes to this document, provided the Company makes Consultant aware of the changed amount.

10.          The Consultant shall not, either during the continuance of its contract hereunder or at any time thereafter, disclose the private affairs of the Company and/or its subsidiary or subsidiaries, or any secrets of the Company and/or its subsidiary or subsidiaries, to any person other than the Directors of the Company and/or its subsidiary or subsidiaries or for the Company's purposes and shall not (either during the continuance of its contract hereunder or at any time thereafter) use for its own purposes or for any purpose other than those of the Company any information it may acquire in relation to the business and affairs of the Company and/or its subsidiary or subsidiaries, unless required by law. Proprietary Information as that term is used herein shall consist of all knowledge, data and information which the Consultant may acquire from the documents and information disclosed to it by the Company, its employees, attorneys, consultants, independent contractors, clients or representatives whether orally, in written or electronic form or on electronic media including, by way of example and not by limitation, any products, customer lists, supplier lists, marketing techniques, technical processes, formulae, inventions or discoveries (whether patentable or not), innovations, suggestions, ideas, reports, data, patents, trade secrets and copyrights, made or developed by the Company and related data and information related to the conduct of the business of the Company. Proprietary Information shall also include discussions with officers, directors, employees, independent contractors, attorneys, consultants, clients, finance sources, customers or representatives and the fact that such discussions are taking place. Proprietary Information shall not be directly or indirectly disclosed to any other person without the prior written approval of the Company. Proprietary Information shall not include matters of general public knowledge, information legally received or obtained by the Consultant from a third party or parties without a duty of confidentiality, and information independently known or developed by the Consultant without the assistance of the Company.

11.          All contacts that the Consultant discusses Company business with, will thereafter also be the property of the Company and all contact information must be provided to the Company on an ongoing basis.

12.          The Consultant shall well and faithfully serve the Company or any subsidiary as aforesaid during the continuance of its contract hereunder and use its best efforts to promote the interests of the Company.

13.          This Agreement may be terminated forthwith by the Company or Consultant without prior notice if at any time:

a)	The Company or Consultant shall commit any material breach of any of the provisions herein contained; or

b)	The Company or Consultant shall be guilty of any misconduct or neglect in the discharge of its duties hereunder; or

c)	The Company or Consultant shall become bankrupt or make any arrangements or composition with its creditors; or

d)	The Principals of the Company or Consultant shall become of unsound mind or be declared incompetent to handle his own personal affairs; or

e)

The Company or Consultant shall be convicted of any criminal offence other than an offence which, in the reasonable opinion of the Board of Directors of the Company, does not affect their position as a Consultant or a director of the Company.

This Agreement may also be terminated by either party upon sixty (60) days written notice to the other. Should the Company terminate this agreement for a reason not enumerated in items 13(a), 13(b), 13(c), 13(d), or 13(e), Consultant will be entitled to all remuneration, as it relates to transactions which were in process but had not yet closed at the date of his termination, to which she would have otherwise been entitled for a period of 60 days after the date of her termination.

14.          In the event this Agreement is terminated by reason of default on the part of the Consultant or the written notice of the Company, then at the request of the Board of Directors of the Company, the Consultant shall cause Consultant to forthwith resign any position or office which she then holds with the Company or any subsidiary of the Company. The provisions of Paragraph 9 shall survive the termination of this Agreement for a period of 2 years thereafter.

15.          In the event that Municipal Approval to build/operate the facility is NOT granted by May 31, 2014, as is currently expected, this Agreement is subject to a 15-day renegotiation period during which time the likelihood of Municipal Approval can be assessed and this Agreement adjusted if necessary to reflect the lack of Municipal Approval.

16.          The services to be performed by the Consultant pursuant hereto are personal in character, to be performed by Mr. Chris Hornung, and neither this Agreement nor any rights or benefits arising thereunder are assignable by the Consultant without the previous written consent of the Company.

17.          Any and all previous agreements, written or oral, between the parties hereto or on their behalf relating to the agreement between the Consultant and the Company are hereby terminated and cancelled and each of the parties hereto hereby releases and forever discharges the other party hereto of and from all manner of actions, causes of action, claims and demands whatsoever under or in respect of any such previous agreements.

18.          Any notice in writing or permitted to be given to the Consultant hereunder shall be sufficiently given if delivered to the Consultant personally or mailed by registered mail, postage prepaid, addressed to the Consultant as its last residential address known to the Company. Provided any such notice is mailed via guaranteed overnight delivery, as aforesaid shall be deemed to have been received by the Consultant on the first business day following the date of mailing. Any notice in writing required or permitted to be given to the Company hereunder shall be given by registered mail, postage prepaid, addressed to the Company at the address shown on page 1 hereof. Any such notice mailed as aforesaid shall be deemed to have been received by the Company on the first business day following the date of mailing provided such mailing is sent via guaranteed overnight delivery. Any such address for the giving of notices hereunder may be changed by notice in writing given hereunder.

19.          The provisions of this Agreement shall enure to the benefit of and be binding upon the Consultant and the successors and assigns of the Company. For this purpose, the terms "successors" and "assigns" shall include any person, firm or corporation or other entity which at any time, whether by merger, purchase or otherwise, shall acquire all or substantially all of the assets or business of the Company.

20.          Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of the provisions of this Agreement.

21.          This Agreement is being delivered and is intended to be managed from the Province of British Columbia and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of such Province. Similarly no provision within this contract is deemed valid should it conflict with the current or future laws of the United States of America or current or future regulations set forth by the United States Securities and Exchange Commission, the British Columbia Securities Commission, or the Ontario Securities Commission. This Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom or which enforcement of any waiver, change, modification or discharge is sought.

22.          This Agreement and the obligations of the Company herein are subject to all applicable laws and regulations in force at the local, State, Province, and Federal levels in both Canada and the United States. In the event that there is an employment dispute between the Company and Consultant, Consultant agrees to allow it to be settled according to applicable Canadian law in an applicable British Columbia jurisdiction.

23.          Any and all potential or actual common share award or stock option award will be in compliance with all applicable regulations in the USA and Canada.

24.          This contract will expire on April 24th, 2015 unless renewed or extended by mutual written consent of both parties prior to that date.

IN WITNESS WHEREOF this Agreement has been executed as of the day, month and year first above written.

SIGNED by:	DATED:

April 24, 2014
Robert McAllister,
President / CEO,
Enertopia Corp

SIGNED by:

DATED:
Chris Hornung
QEW Assistant Manager

CONSULTING AGREEMENT

THIS AGREEMENT is made effective this 24th day of April, 2014.

BETWEEN:

Enertopia Corp., a body corporate duly incorporated under the laws of the State of Nevada, and having an office at 950-1130 W Pender St, Vancouver BC, V6E 4A4, and/or its wholly owned subsidiary 8845301 Canada Inc, a body corporate duly incorporated under the laws of Canada and having an office at 950-1130 W Pender St, Vancouver BC, V6E 4A4

(hereinafter together or separately called the "Company")

OF THE FIRST PART

AND:

Don Shaxon, an individual in the Province of Ontario residing at 3129 Centennial Drive, Burlington, L7M 1B8

(hereinafter called the "Consultant," or, “Consultant”)

OF THE SECOND PART

WHEREAS:

A.          Consultant agrees to serve as Ontario Operations Manager to the Company and to provide services as described below, effective April 24th, 2014;

B.          The Company is desirous of retaining the consulting services of Consultant as Ontario Operations Manager, on a contract basis and the Consultant has agreed to serve the Company as an independent contractor upon the terms and conditions hereinafter set forth;

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

FOR VALUABLE CONSIDERATION it is hereby agreed as follows:

1.          The Consultant shall provide Operations Manager services and report to the CEO/President/CFO of the Company, and perform such tasks in general including but not limited to the following:

Policies

The Consultant is expected to be intimately familiar with the MMPR, which can be found at http://www.laws-lois.justice.gc.ca/eng/regulations/SOR-2013-119/. The Consultant will establish policies and procedures that align with the Company’s overall goals and objectives. The Consultant will implement standards of performance, safety policies and procedures and makes policy changes as necessary. The Consultant will consult with executives to whom he reports, to ensure policies adhere to local and federal regulations, insurance requirements and all legalities regardless of whether they be municipal, provincial, or federal.

Financials

With other top executives, the Consultant will develop financial budgets for the facilities the Consultant oversees. The Consultant will develop construction budgets and timelines and communicate these to the executives to whom he reports. The Consultant will review sales data, production and activity reports, financial statements and other information to ensure financial goals are achieved. The Consultant will be tasked to find ways to reduce operational costs and increase revenues. The Consultant will plan long-term financial goals for those facilities the Consultant oversees.

Management

The Consultant will direct all human resources and management activities, including determining staff needed to accomplish goals, select and hire new employees and assign responsibilities to the entire staff. The Consultant will oversee and manage goods used to produce medical marijuana at the facility such as sales merchandise, inventory or production materials. Operations managers also authorize, approve, and be responsible for all vendor and contract services for the facility.

Production

The Consultant will design, formulate, and implement the most advantageous, cost effective, and profitable marijuana grow and production facility possible, in accordance with best practices and always compliant with the Health Canada MMPR program. The Consultant will be responsible for developing, practicing and enforcing all inventory control policies, employee safeguards and employee control programs when they are under the overall control of the Company.

a)

General Services. The Consultant shall serve the Company (and/or such subsidiary or subsidiaries of the company as the Company may from time to time require) in such consulting capacity or capacities as may from time to time be determined by resolution of the Board of Directors or senior management of the Company and shall perform such duties and exercise such powers as may from time be determined by resolution of the Board of Directors, as an independent contractor. The Consultant will work as needed with lawyers, partners, shareholders and other stakeholders as required by the Company.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

b)

Contact Information. Prospective investor, partner, client, and shareholder information that is gathered and created by Consultant during the contract period shall become the property of the Company as it is utilized for the business purposes of the Company. Consultant is required to provide a copy of all such data to Company on a monthly basis by electronic file records.

2.          By virtue of this Agreement, the Company is expecting, and Consultant is accepting, the responsibility of working in a full-time managerial role which is not expected to average less than 40 hours per week, on behalf of the Company. Some weeks Consultant may be required to work more than 40 hours in order to fulfill the terms of this Agreement.

3.          During the time that this Agreement remains in effect, the Consultant shall not act in any capacity whatsoever, directly or indirectly for or for the betterment of any other non-joint-ventured company, partnership, or project that competes within North America within the same industry sector, without the Company’s prior written consent; with the sole permitted exception being the Consultant’s existing relationship with Chlormet Technologies /AAA Heidelberg (“CMT”). The Consultant agrees that he shall maintain his relationship to CMT in a manner which does not compromise his responsibilities nor knowledge of the Company; does not compromise any information as described in Section 11 of this Agreement; and further agrees that he shall not raise capital for CMT nor participate in day-to-day management of CMT outside of assisting in placing initial staff and responding to infrequent requests for advice from CMT management.

4.          The basic remuneration of the Consultant for its services hereunder shall be at the rate of three thousand three hundred and seventy five dollars (CDN$3,375) per month plus GST, together with any such increments or bonuses thereto as the CEO or the Board of Directors of the Company may from time to time determine, payable the 30th day of each calendar month. The Company will negotiate in good faith with the Consultant a profit-sharing bonus once the facility is operational, designed to reward the Consultant for production goals yet to be established. The basic compensation covers that time required by the Consultant to fulfill his tasks.

5.          As described herein, awards of restricted shares of common stock to be issued in separate certificate form (the "Shares" or “Share”) shall be made based upon the required events and thresholds being achieved. The first Share award shall be made upon the mutual signing and execution of this agreement. The production facility is located in a municipality that has not yet given formal approval permitting marijuana production in accordance with the Health Canada MMPR; and the Consultant shall receive the second Share award once the municipality has given such approval. The third Share award shall be made when Health Canada has granted an MMPR license to the facility while it is co-owned by the Company. The fourth Share award shall be made when the first commercial harvest from the facility has been completed – a commercial harvest excludes test growing or non-commercial quantities. And a fifth Share award shall be made when the facility has reached CDN$5,000,000 in accumulated sales of medical marijuana grown within the facility.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

Shares On Signing	Shares On Municipal Approval	Shares On Health Canada Approval	Shares on First Commercial Harvest	Shares on $5,000,000 in Plant Revenue
90,000	45,000	90,000	135,000	112,500

6.          The issuance of the Shares to the Consultant will be made in reliance on an exemption from the prospectus filing requirements contained in section 2.24 of National Instrument 45-106 and the exemption from the registration requirements contained in Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”). The Company reserves the right to request from the Consultant any additional certificates or representations required to establish an exemption from applicable securities legislation prior to the issuance of any Shares.

a)	The certificates representing the Shares to be issued to the Consultant will be affixed with legends in substantially the following form, describing such restrictions:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

7.          The Consultant represents and warrants that at the time of entry into this Agreement and on the date of the issuance of any Shares that:

a)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Consultant’s ability to resell any of the Shares in Canada under applicable provincial securities laws;

b)

the Consultant understands and agrees none of the Shares have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and foreign securities laws;

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

c)	the Consultant is not a U.S. Person (as such term is defined in Regulation S of the 1933 Act) and is not acquiring the Note for the account or benefit of, directly or indirectly, any U.S. Person;

d)	is outside the United States when receiving and executing this Agreement;

e)

the Consultant understands and agrees that offers and sales of any of the Shares prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

f)

the Consultant acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Consultant may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein; and

g)

hedging transactions involving the Shares may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws.

8.          The Consultant shall be responsible for the payment of its income and other taxes and other remittances including but not limited to any form of insurance as shall be required by any governmental entity (including but not limited to EI, WCB, and federal and provincial income taxes) with respect to compensation paid by the Company to the Consultant and nothing in this Agreement implies or creates a relationship of employment.

9.          The terms "subsidiary" and "subsidiaries" as used herein mean any corporation or company of which more than 50% of the outstanding shares carrying voting rights at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the Board of Directors of such corporation or company) are for the time being owned by or held for the Company and/or any other corporation or company in like relation to the Company and include any corporation or company in like relation to a subsidiary.

10.          The Consultant shall be reimbursed for all travelling and other expenses actually and properly incurred by it in connection with its duties hereunder, not including commuting to the office that is the normal place of business. For all such expenses the Consultant shall furnish to the Company statements, receipts and vouchers for such out-of-pocket expenses on a monthly basis.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

The Consultant is pre-authorized to incur up to $500 per month, cumulatively, in relevant expenses. Amounts over $500 per month must be pre-approved by management of the Company or will be disallowed. Both parties recognize that as the financial condition of the Company improves or deteriorates, this amount may be increased or decreased without making changes to this document, provided the Company makes Consultant aware of the changed amount.

11.          The Consultant shall not, either during the continuance of its contract hereunder or at any time thereafter, disclose the private affairs of the Company and/or its subsidiary or subsidiaries, or any secrets of the Company and/or its subsidiary or subsidiaries, to any person other than the Directors of the Company and/or its subsidiary or subsidiaries or for the Company's purposes and shall not (either during the continuance of its contract hereunder or at any time thereafter) use for its own purposes or for any purpose other than those of the Company any information it may acquire in relation to the business and affairs of the Company and/or its subsidiary or subsidiaries, unless required by law. Proprietary Information as that term is used herein shall consist of all knowledge, data and information which the Consultant may acquire from the documents and information disclosed to it by the Company, its employees, attorneys, consultants, independent contractors, clients or representatives whether orally, in written or electronic form or on electronic media including, by way of example and not by limitation, any products, customer lists, supplier lists, marketing techniques, technical processes, formulae, inventions or discoveries (whether patentable or not), innovations, suggestions, ideas, reports, data, patents, trade secrets and copyrights, made or developed by the Company and related data and information related to the conduct of the business of the Company. Proprietary Information shall also include discussions with officers, directors, employees, independent contractors, attorneys, consultants, clients, finance sources, customers or representatives and the fact that such discussions are taking place. Proprietary Information shall not be directly or indirectly disclosed to any other person without the prior written approval of the Company. Proprietary Information shall not include matters of general public knowledge, information legally received or obtained by the Consultant from a third party or parties without a duty of confidentiality, and information independently known or developed by the Consultant without the assistance of the Company.

12.          All contacts that the Consultant discusses Company business with, will thereafter also be the property of the Company and all contact information must be provided to the Company on an ongoing basis.

13.          The Consultant shall well and faithfully serve the Company or any subsidiary as aforesaid during the continuance of its contract hereunder and use its best efforts to promote the interests of the Company.

14.          This Agreement may be terminated forthwith by the Company or Consultant without prior notice if at any time:

a)	The Company or Consultant shall commit any material breach of any of the provisions herein contained; or

b)	The Company or Consultant shall be guilty of any misconduct or neglect in the discharge of its duties hereunder; or

c)	The Company or Consultant shall become bankrupt or make any arrangements or composition with its creditors; or

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

d)	The Principals of the Company or Consultant shall become of unsound mind or be declared incompetent to handle his own personal affairs; or

e)

The Company or Consultant shall be convicted of any criminal offence other than an offence which, in the reasonable opinion of the Board of Directors of the Company, does not affect their position as a Consultant or a director of the Company.

This Agreement may also be terminated by either party upon sixty (60) days written notice to the other. Should the Company terminate this agreement for a reason not enumerated in items 14(a), 14(b), 14(c), 14(d), or 14(e), Consultant will be entitled to all remuneration, as it relates to transactions which were in process but had not yet closed at the date of his termination, to which she would have otherwise been entitled for a period of 60 days after the date of her termination.

15.          In the event this Agreement is terminated by reason of default on the part of the Consultant or the written notice of the Company, then at the request of the Board of Directors of the Company, the Consultant shall cause Consultant to forthwith resign any position or office which she then holds with the Company or any subsidiary of the Company. The provisions of Paragraph 10 shall survive the termination of this Agreement for a period of 2 years thereafter.

16.          In the event that Municipal Approval to build/operate the facility is NOT granted by May 31, 2014, as is currently expected, this Agreement is subject to a 15-day renegotiation period during which time the likelihood of Municipal Approval can be assessed and this Agreement adjusted if necessary to reflect the lack of Municipal Approval.

17.          The services to be performed by the Consultant pursuant hereto are personal in character, to be performed by Mr. Don Shaxon, and neither this Agreement nor any rights or benefits arising thereunder are assignable by the Consultant without the previous written consent of the Company.

18.          Any and all previous agreements, written or oral, between the parties hereto or on their behalf relating to the agreement between the Consultant and the Company are hereby terminated and cancelled and each of the parties hereto hereby releases and forever discharges the other party hereto of and from all manner of actions, causes of action, claims and demands whatsoever under or in respect of any such previous agreements.

19.          Any notice in writing or permitted to be given to the Consultant hereunder shall be sufficiently given if delivered to the Consultant personally or mailed by registered mail, postage prepaid, addressed to the Consultant as its last residential address known to the Company. Provided any such notice is mailed via guaranteed overnight delivery, as aforesaid shall be deemed to have been received by the Consultant on the first business day following the date of mailing. Any notice in writing required or permitted to be given to the Company hereunder shall be given by registered mail, postage prepaid, addressed to the Company at the address shown on page 1 hereof. Any such notice mailed as aforesaid shall be deemed to have been received by the Company on the first business day following the date of mailing provided such mailing is sent via guaranteed overnight delivery. Any such address for the giving of notices hereunder may be changed by notice in writing given hereunder.

20.          The provisions of this Agreement shall enure to the benefit of and be binding upon the Consultant and the successors and assigns of the Company. For this purpose, the terms "successors" and "assigns" shall include any person, firm or corporation or other entity which at any time, whether by merger, purchase or otherwise, shall acquire all or substantially all of the assets or business of the Company.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

21.          Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of the provisions of this Agreement.

22.          This Agreement is being delivered and is intended to be managed from the Province of British Columbia and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of such Province. Similarly no provision within this contract is deemed valid should it conflict with the current or future laws of the United States of America or current or future regulations set forth by the United States Securities and Exchange Commission, the British Columbia Securities Commission, or the Ontario Securities Commission. This Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom or which enforcement of any waiver, change, modification or discharge is sought.

23.          This Agreement and the obligations of the Company herein are subject to all applicable laws and regulations in force at the local, State, Province, and Federal levels in both Canada and the United States. In the event that there is an employment dispute between the Company and Consultant, Consultant agrees to allow it to be settled according to applicable Canadian law in an applicable British Columbia jurisdiction.

24.          Any and all potential or actual common share award or stock option award will be in compliance with all applicable regulations in the USA and Canada.

25.          This contract will expire on April 24th, 2015 unless renewed or extended by mutual written consent of both parties prior to that date.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

 IN WITNESS WHEREOF this Agreement has been executed as of the day, month and year first above written.

SIGNED by:	DATED:

April 24, 2014
Robert McAllister,
President / CEO,
Enertopia Corp

SIGNED by:

DATED:
Don Shaxon
Ontario Operations Manager

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

CONSULTING AGREEMENT

THIS AGREEMENT is made effective this 24th day of April, 2014.

BETWEEN:

Enertopia Corp., a body corporate duly incorporated under the laws of the State of Nevada, and having an Office at 950-1130 W Pender St, Vancouver BC, V6E 4A4; and/or its wholly owned subsidiary 8845301 Canada Inc, a body corporate duly incorporated under the laws of Canada and having an office at 950-1130 W Pender St, Vancouver BC, V6E 4A4

(hereinafter together or separately called the "Company")

OF THE FIRST PART

AND:

490072 Ontario Ltd. Operating as HEC GROUP, a body corporate duly incorporated under the laws of the Province of Ontario, and having an office at 58 King Street West, Suite A, Stoney Creek, Ontario, L8G 1H8

(hereinafter called the "Consultant," or, “Consultant”)

OF THE SECOND PART

WHEREAS:

A.        Consultant agrees to serve as Human Resources Manager to the Company and to provide services as described below, effective April 24, 2014;

B.        The Company is desirous of retaining the consulting services of Consultant as a Corporate Development Manager, on a one-year contract basis and the Consultant has agreed to serve the Company as an independent contractor upon the terms and conditions hereinafter set forth;

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

FOR VALUABLE CONSIDERATION it is hereby agreed as follows:

1.        The Consultant shall provide Human Resource Manager services to the CEO/Board of Directors of the Company, and perform such tasks in general including but not limited to the following:

Analyse the needs of the Company on an ongoing basis and recommend the most strategic/pressing management and executive positions to be filled or replaced. Source, identify, interview and negotiate consulting/management contracts with executive level and management staff on behalf of the President and Board of Directors. Source and provide and introduce human resource policies and procedures consistent with the needs of a medical marijuana production facility for its plant staff.

a)

General Services. The Consultant shall serve the Company (and/or such subsidiary or subsidiaries of the company as the Company may from time to time require) in such consulting capacity or capacities as may from time to time be determined by resolution of the Board of Directors or senior management of the Company and shall perform such duties and exercise such powers as may from time be determined by resolution of the Board of Directors, as an independent contractor. The Consultant will work as needed with lawyers, partners, shareholders and other stakeholders as required by the Company.

2.        By virtue of this Agreement, the Company is expecting, and Consultant is accepting, the responsibility of working an irregular schedule and quantity of time on behalf of the Company. Some weeks Consultant may be required to work more than 30 hours and some weeks Consultant may be required to work zero hours in order to fulfill the terms of this Agreement. During the time that this Agreement remains in effect, the Consultant shall not act in any capacity whatsoever, directly or indirectly for or for the betterment of any other non-joint-ventured company, partnership, or project that competes within North America within the sector of medical marijuana, without the Company’s prior written consent.

3.        As described herein, awards of restricted shares of common stock to be issued in separate certificate form (the "Shares" or “Share”) shall be made based upon the required events and thresholds being achieved. The first Share award shall be made upon the mutual signing and execution of this agreement. The production facility is located in a municipality that has not yet given formal approval permitting marijuana production in accordance with the Health Canada MMPR; and the Consultant shall receive the second Share award once the municipality has given such approval. The third Share award shall be made when Health Canada has granted an MMPR license to the facility while it is co-owned by the Company. The fourth Share award shall be made when the first commercial harvest from the facility has been completed – a commercial harvest excludes test growing or non-commercial quantities. And a fifth Share award shall be made when the facility has reached CDN$5,000,000 in accumulated sales of medical marijuana grown within the facility.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

Shares On Signing	Shares On Municipal Approval	Shares On Health Canada Approval	Shares on First Commercial Harvest	Shares on $5,000,000 in Ontario Plant Revenue
90,000	45,000	90,000	135,000	112,500

4.        The issuance of the Shares to the Consultant will be made in reliance on an exemption from the prospectus filing requirements contained in section 2.24 of National Instrument 45-106 and the exemption from the registration requirements contained in Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”). The Company reserves the right to request from the Consultant any additional certificates or representations required to establish an exemption from applicable securities legislation prior to the issuance of any Shares.

a)	The certificates representing the Shares to be issued to the Consultant will be affixed with legends in substantially the following form, describing such restrictions:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

5.        The Consultant represents and warrants that at the time of entry into this Agreement and on the date of the issuance of any Shares that:

a)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Consultant’s ability to resell any of the Shares in Canada under applicable provincial securities laws;

b)

the Consultant understands and agrees none of the Shares have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and foreign securities laws;

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

c)	the Consultant is not a U.S. Person (as such term is defined in Regulation S of the 1933 Act) and is not acquiring the Note for the account or benefit of, directly or indirectly, any U.S. Person;

d)	is outside the United States when receiving and executing this Agreement;

e)

the Consultant understands and agrees that offers and sales of any of the Shares prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

f)

the Consultant acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Consultant may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein; and

g)

hedging transactions involving the Shares may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws.

6.        The Consultant shall be responsible for the payment of its income and other taxes and other remittances including but not limited to any form of insurance as shall be required by any governmental entity (including but not limited to EI, WCB, and federal and provincial income taxes) with respect to compensation paid by the Company to the Consultant, and nothing in this Agreement implies or creates a relationship of employment.

7.        The terms "subsidiary" and "subsidiaries" as used herein mean any corporation or company of which more than 50% of the outstanding shares carrying voting rights at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the Board of Directors of such corporation or company) are for the time being owned by or held for the Company and/or any other corporation or company in like relation to the Company and include any corporation or company in like relation to a subsidiary.

8.        The Consultant shall be reimbursed for all travelling and other expenses actually and properly incurred by it in connection with its duties hereunder, not including commuting to the office that is the normal place of business. For all such expenses the Consultant shall furnish to the Company statements, receipts and vouchers for such out-of-pocket expenses on a monthly basis. The Consultant is pre-authorized to incur up to $200 per month, cumulatively, in relevant expenses.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

Amounts over $200 per month must be pre-approved by management of the Company or will be disallowed. Both parties recognize that as the financial condition of the Company improves or deteriorates, this amount may be increased or decreased without making changes to this document, provided the Company makes Consultant aware of the changed amount.

9.        The Consultant shall not, either during the continuance of its contract hereunder or at any time thereafter, disclose the private affairs of the Company and/or its subsidiary or subsidiaries, or any secrets of the Company and/or its subsidiary or subsidiaries, to any person other than the Directors of the Company and/or its subsidiary or subsidiaries or for the Company's purposes and shall not (either during the continuance of its contract hereunder or at any time thereafter) use for its own purposes or for any purpose other than those of the Company any information it may acquire in relation to the business and affairs of the Company and/or its subsidiary or subsidiaries, unless required by law. Proprietary Information as that term is used herein shall consist of all knowledge, data and information which the Consultant may acquire from the documents and information disclosed to it by the Company, its employees, attorneys, consultants, independent contractors, clients or representatives whether orally, in written or electronic form or on electronic media including, by way of example and not by limitation, any products, customer lists, supplier lists, marketing techniques, technical processes, formulae, inventions or discoveries (whether patentable or not), innovations, suggestions, ideas, reports, data, patents, trade secrets and copyrights, made or developed by the Company and related data and information related to the conduct of the business of the Company. Proprietary Information shall also include discussions with officers, directors, employees, independent contractors, attorneys, consultants, clients, finance sources, customers or representatives and the fact that such discussions are taking place. Proprietary Information shall not be directly or indirectly disclosed to any other person without the prior written approval of the Company. Proprietary Information shall not include matters of general public knowledge, information legally received or obtained by the Consultant from a third party or parties without a duty of confidentiality, and information independently known or developed by the Consultant without the assistance of the Company.

10.        The Consultant shall well and faithfully serve the Company or any subsidiary as aforesaid during the continuance of its contract hereunder and use its best efforts to promote the interests of the Company.

11.        This Agreement may be terminated forthwith by the Company or Consultant without prior notice if at any time:

a)	The Company or Consultant shall commit any material breach of any of the provisions herein contained; or

b)	The Company or Consultant shall be guilty of any misconduct or neglect in the discharge of its duties hereunder; or

c)	The Company or Consultant shall become bankrupt or make any arrangements or composition with its creditors; or

d)	The Principals of the Company or Consultant shall become of unsound mind or be declared incompetent to handle his own personal affairs; or

e)

The Company or Consultant shall be convicted of any criminal offence other than an offence which, in the reasonable opinion of the Board of Directors of the Company, does not affect their position as a Consultant or a director of the Company.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

This Agreement may also be terminated by either party upon sixty (60) days written notice to the other. Should the Company terminate this agreement for a reason not enumerated in items 11(a), 11(b), 11(c), 11(d), or 11(e), Consultant will be entitled to all remuneration, as it relates to transactions which were in process but had not yet closed at the date of his termination, to which she would have otherwise been entitled for a period of 30 days after the date of his termination.

12.        In the event this Agreement is terminated by reason of default on the part of the Consultant or the written notice of the Company, then at the request of the Board of Directors of the Company, the Consultant shall cause Consultant to forthwith resign any position or office which she then holds with the Company or any subsidiary of the Company. The provisions of Paragraph 9 shall survive the termination of this Agreement for a period of 2 years thereafter.

13.        The Company is aware that the Consultant may have and may continue to have financial interests in other companies. The Company agrees that the Consultant may continue to devote time to such outside interests, provided that such interests do not conflict with or hinder Consultant’s ability to perform her duties under this Agreement.

14.        In the event that Municipal Approval to build/operate the facility is NOT granted by May 31, 2014, as is currently expected, this Agreement is subject to a 15-day renegotiation period during which time the likelihood of Municipal Approval can be assessed and this Agreement adjusted if necessary to reflect the lack of Municipal Approval.

15.        The services to be performed by the Consultant pursuant hereto are personal in character, to be performed by Mr. Greg Boone, and neither this Agreement nor any rights or benefits arising thereunder are assignable by the Consultant without the previous written consent of the Company.

16.        Any and all previous agreements, written or oral, between the parties hereto or on their behalf relating to the agreement between the Consultant and the Company are hereby terminated and cancelled and each of the parties hereto hereby releases and forever discharges the other party hereto of and from all manner of actions, causes of action, claims and demands whatsoever under or in respect of any such previous agreements.

17.        Any notice in writing or permitted to be given to the Consultant hereunder shall be sufficiently given if delivered to the Consultant personally or mailed by registered mail, postage prepaid, addressed to the Consultant as its last residential address known to the Company. Provided any such notice is mailed via guaranteed overnight delivery, as aforesaid shall be deemed to have been received by the Consultant on the first business day following the date of mailing. Any notice in writing required or permitted to be given to the Company hereunder shall be given by registered mail, postage prepaid, addressed to the Company at the address shown on page 1 hereof. Any such notice mailed as aforesaid shall be deemed to have been received by the Company on the first business day following the date of mailing provided such mailing is sent via guaranteed overnight delivery. Any such address for the giving of notices hereunder may be changed by notice in writing given hereunder.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

18.       The provisions of this Agreement shall enure to the benefit of and be binding upon the Consultant and the successors and assigns of the Company. For this purpose, the terms "successors" and "assigns" shall include any person, firm or corporation or other entity which at any time, whether by merger, purchase or otherwise, shall acquire all or substantially all of the assets or business of the Company.

19.       Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of the provisions of this Agreement.

20.       This Agreement is being delivered and is intended to be managed from the Province of British Columbia and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of such Province. Similarly no provision within this contract is deemed valid should it conflict with the current or future laws of the United States of America or current or future regulations set forth by the United States Securities and Exchange Commission, the British Columbia Securities Commission, or the Ontario Securities Commission. This Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom or which enforcement of any waiver, change, modification or discharge is sought.

21.       This Agreement and the obligations of the Company herein are subject to all applicable laws and regulations in force at the local, State, Province, and Federal levels in both Canada and the United States. In the event that there is an employment dispute between the Company and Consultant, Consultant agrees to allow it to be settled according to applicable Canadian law in an applicable British Columbia jurisdiction.

22.       Any and all potential or actual common share award or stock option award will be in compliance with all applicable regulations in the USA and Canada.

23.       This contract will expire on April 24th, 2015 unless renewed or extended by mutual written consent of both parties prior to that date.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

IN WITNESS WHEREOF this Agreement has been executed as of the day, month and year first above written.

SIGNED by:	DATED:

April 24, 2014
Robert McAllister,
President / CEO,
Enertopia Corp

SIGNED by:

DATED:
Greg Boone
Human Resources Manager

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

CONSULTING AGREEMENT

THIS AGREEMENT is made effective this 24th day of April, 2014.

BETWEEN:

Enertopia Corp., a body corporate duly incorporated under the laws of the State of Nevada, and having an Office at 950-1130 W Pender St, Vancouver BC, V6E 4A4; and/or its wholly owned subsidiary 8845301 Canada Inc, a body corporate duly incorporated under the laws of Canada and having an office at 950-1130 W Pender St, Vancouver BC, V6E 4A4

(hereinafter called the "Company")

OF THE FIRST PART

AND:

Jason Springett, an individual in the Province of Ontario residing at #3, 869 Whetherfield Street, London, N6H 0A2

(hereinafter called the "Consultant," or, “Consultant”)

OF THE SECOND PART

WHEREAS:

A.        Consultant agrees to serve as Master Grower Ontario Operations to the Company and to provide services as described below, effective April 24th, 2014;

B.        The Company is desirous of retaining the consulting services of Consultant as a Corporate Development Manager, on a contract basis and the Consultant has agreed to serve the Company as an independent contractor upon the terms and conditions hereinafter set forth;

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

FOR VALUABLE CONSIDERATION it is hereby agreed as follows:

1.        The Consultant shall provide Master Grower services and report to the Operations Manager, and periodically to Senior Executives of the Company, and perform such tasks in general including but not limited to the following:

Policies

The Consultant will implement standards of performance, safety policies and procedures as communicated to him by the Operations Manager. The Consultant will ensure procedures adhere to local and federal regulations, insurance requirements and all legalities regardless of whether they be municipal, provincial, or federal.

Financials

The Consultant will assist in the development of financial budgets for the facilities in which the Consultant is the designated Master Grower. The Consultant will review production and activity reports to assist in reaching production goals. The Consultant will be tasked to find ways to reduce operational costs and increase revenues.

Management

The Consultant will work with the Operations Manager to assist in determining staff required to accomplish goals, and providing oversight to the production staff. The Consultant will oversee and manage goods used to produce medical marijuana at the facility such as inventory or production materials.

Production

The Consultant will be the Master Grower for the Company, as that term is defined by Health Canada in the Marijuana for Medical Purposes Regulations. The Consultant is expected to be intimately familiar with the MMPR, which can be found at http://www.laws-lois.justice.gc.ca/eng/regulations/SOR-2013-119/. The Consultant will design, formulate, and implement the most advantageous, cost effective, and profitable marijuana grow and production facility possible, in accordance with best practices and always compliant with the Health Canada MMPR program. The Consultant will be responsible, with the Operations Manager, for developing, practicing and enforcing all inventory control policies, employee safeguards and employee control programs when they are under the overall control of the Company.

a)

General Services. The Consultant shall serve the Company (and/or such subsidiary or subsidiaries of the company as the Company may from time to time require) in such consulting capacity or capacities as may from time to time be determined by resolution of the Board of Directors or senior management of the Company and shall perform such duties and exercise such powers as may from time be determined by resolution of the Board of Directors, as an independent contractor. The Consultant will work as needed with lawyers, partners, shareholders and other stakeholders as required by the Company.

b)

Contact and Production Information. Prospective client information, and all cloning, feeding, production, growing, cultivation, and harvesting techniques and procedures that are gathered and created by Consultant during the contract period shall become the property of the Company as it is utilized for the business purposes of the Company. Consultant is required to provide a copy of all such data and logs to Company on a monthly basis by electronic file records.

By virtue of this Agreement, the Company is expecting, and Consultant is accepting, the responsibility of working in a full-time production role which is not expected to average less than 40 hours per week, on behalf of the Company. Some weeks Consultant may be required to work more than 40 hours in order to fulfill the terms of this Agreement. During the time that this Agreement remains in effect, the Consultant shall not act in any capacity whatsoever, directly or indirectly for or for the betterment of any other non-joint-venture related company, partnership, or project that competes within North America within the same industry sector, without the Company’s prior written consent; with the sole permitted exception being the Consultant’s existing relationship with Chlormet Technologies (CMT) which is scheduled to cease upon CMT being awarded a Health Canada license and being staffed for production.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

2.        By virtue of this Agreement, the Company is expecting, and Consultant is accepting, the responsibility of working in a full-time managerial role which is not expected to average less than 40 hours per week, on behalf of the Company. Some weeks Consultant may be required to work more than 40 hours in order to fulfill the terms of this Agreement.

3.        During the time that this Agreement remains in effect, the Consultant shall not act in any capacity whatsoever, directly or indirectly for or for the betterment of any other non-joint-venture company, partnership, or project that competes within North America within the same industry sector, without the Company’s prior written consent; with the sole permitted exception being the Consultant’s existing relationship with Chlormet Technologies/AAA Heidelberg (“CMT”). The Consultant agrees that he shall maintain his relationship to CMT in a manner which does not compromise his responsibilities nor knowledge of the Company; does not compromise any information as described in Section 11 of this Agreement; and further agrees that he shall not raise capital for CMT nor participate in day-to-day management of CMT outside of assisting in placing initial staff and responding to infrequent requests for advice from CMT management.

4.        The basic remuneration of the Consultant for its services hereunder shall be at the rate of three thousand three hundred and seventy-five dollars (CDN$3,375) per month plus GST, together with any such increments or bonuses thereto as the CEO or the Board of Directors of the Company may from time to time determine, payable the 30th day of each calendar month. The Company will negotiate in good faith with the Consultant a profit-sharing bonus once the facility is operational, designed to reward the Consultant for production goals yet to be established. The basic compensation covers that time required by the Consultant to fulfill his tasks.

5.        As described herein, awards of restricted shares of common stock to be issued in separate certificate form (the "Shares" or “Share”) shall be made based upon the required events and thresholds being achieved. The first Share award shall be made upon the mutual signing and execution of this agreement. The production facility is located in a municipality that has not yet given formal approval permitting marijuana production in accordance with the Health Canada MMPR; and the Consultant shall receive the second Share award once the municipality has given such approval. The third Share award shall be made when Health Canada has granted an MMPR license to the facility while it is co-owned by the Company. The fourth Share award shall be made when the first commercial harvest from the facility has been completed – a commercial harvest excludes test growing or non-commercial quantities. And a fifth Share award shall be made when the facility has reached CDN$5,000,000 in accumulated sales of medical marijuana grown within the facility.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

Shares On Signing	Shares On Municipal Approval	Shares On Health Canada Approval	Shares on First Commercial Harvest	Shares on $5,000,000 in Plant Revenue
90,000	45,000	90,000	135,000	112,500

6.        The issuance of the Shares to the Consultant will be made in reliance on an exemption from the prospectus filing requirements contained in section 2.24 of National Instrument 45-106 and the exemption from the registration requirements contained in Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”). The Company reserves the right to request from the Consultant any additional certificates or representations required to establish an exemption from applicable securities legislation prior to the issuance of any Shares.

a) The certificates representing the Shares to be issued to the Consultant will be affixed with legends in substantially the following form, describing such restrictions:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

7.        The Consultant represents and warrants that at the time of entry into this Agreement and on the date of the issuance of any Shares that:

a)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Consultant’s ability to resell any of the Shares in Canada under applicable provincial securities laws;

b)

the Consultant understands and agrees none of the Shares have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and foreign securities laws;

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

c)	the Consultant is not a U.S. Person (as such term is defined in Regulation S of the 1933 Act) and is not acquiring the Note for the account or benefit of, directly or indirectly, any U.S. Person;

d)	is outside the United States when receiving and executing this Agreement;

e)

the Consultant understands and agrees that offers and sales of any of the Shares prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

f)

the Consultant acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Consultant may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein; and

g)

hedging transactions involving the Shares may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws.

8.        The Consultant shall be responsible for the payment of its income and other taxes and other remittances including but not limited to any form of insurance as shall be required by any governmental entity (including but not limited to EI, WCB, and federal and provincial income taxes) with respect to compensation paid by the Company to the Consultant.

9.        The terms "subsidiary" and "subsidiaries" as used herein mean any corporation or company of which more than 50% of the outstanding shares carrying voting rights at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the Board of Directors of such corporation or company) are for the time being owned by or held for the Company and/or any other corporation or company in like relation to the Company and include any corporation or company in like relation to a subsidiary.

10.        The Consultant shall be reimbursed for all travelling and other expenses actually and properly incurred by it in connection with its duties hereunder, not including commuting to the office that is the normal place of business. For all such expenses the Consultant shall furnish to the Company statements, receipts and vouchers for such out-of-pocket expenses on a monthly basis.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

The Consultant is pre-authorized to incur up to $200 per month, cumulatively, in relevant expenses. Amounts over 2500 per month must be pre-approved by management of the Company or will be disallowed. Both parties recognize that as the financial condition of the Company improves or deteriorates, this amount may be increased or decreased without making changes to this document, provided the Company makes Consultant aware of the changed amount.

11.        The Consultant shall not, either during the continuance of its contract hereunder or at any time thereafter, disclose the private affairs of the Company and/or its subsidiary or subsidiaries, or any secrets of the Company and/or its subsidiary or subsidiaries, to any person other than the Directors of the Company and/or its subsidiary or subsidiaries or for the Company's purposes and shall not (either during the continuance of its contract hereunder or at any time thereafter) use for its own purposes or for any purpose other than those of the Company any information it may acquire in relation to the business and affairs of the Company and/or its subsidiary or subsidiaries, unless required by law. Proprietary Information as that term is used herein shall consist of all knowledge, data and information which the Consultant may acquire from the documents and information disclosed to it by the Company, its employees, attorneys, consultants, independent contractors, clients or representatives whether orally, in written or electronic form or on electronic media including, by way of example and not by limitation, any products, customer lists, supplier lists, marketing techniques, technical processes, formulae, inventions or discoveries (whether patentable or not), innovations, suggestions, ideas, reports, data, patents, trade secrets and copyrights, made or developed by the Company and related data and information related to the conduct of the business of the Company. Proprietary Information shall also include discussions with officers, directors, employees, independent contractors, attorneys, consultants, clients, finance sources, customers or representatives and the fact that such discussions are taking place. Proprietary Information shall not be directly or indirectly disclosed to any other person without the prior written approval of the Company. Proprietary Information shall not include matters of general public knowledge, information legally received or obtained by the Consultant from a third party or parties without a duty of confidentiality, and information independently known or developed by the Consultant without the assistance of the Company.

12.        All contacts that the Consultant discusses Company business with, will thereafter also be the property of the Company and all contact information must be provided to the Company on an ongoing basis.

13.        The Consultant shall well and faithfully serve the Company or any subsidiary as aforesaid during the continuance of its contract hereunder and use its best efforts to promote the interests of the Company.

14.        This Agreement may be terminated forthwith by the Company or Consultant without prior notice if at any time:

a)	The Company or Consultant shall commit any material breach of any of the provisions herein contained; or

b)	The Company or Consultant shall be guilty of any misconduct or neglect in the discharge of its duties hereunder; or

c)	The Company or Consultant shall become bankrupt or make any arrangements or composition with its creditors; or

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

d)	The Principals of the Company or Consultant shall become of unsound mind or be declared incompetent to handle his own personal affairs; or

e)

The Company or Consultant shall be convicted of any criminal offence other than an offence which, in the reasonable opinion of the Board of Directors of the Company, does not affect their position as a Consultant or a director of the Company.

This Agreement may also be terminated by either party upon sixty (60) days written notice to the other. Should the Company terminate this agreement for a reason not enumerated in items 14(a), 14(b), 14(c), 14(d), or 14(e), Consultant will be entitled to all remuneration, as it relates to transactions which were in process but had not yet closed at the date of his termination, to which he would have otherwise been entitled for a period of 60 days after the date of her termination. Should the Consultant voluntarily terminate this agreement Consultant will not be entitled to any further remuneration past the last day worked.

15.        In the event this Agreement is terminated by reason of default on the part of the Consultant or the written notice of the Company, then at the request of the Board of Directors of the Company, the Consultant shall cause Consultant to forthwith resign any position or office which she then holds with the Company or any subsidiary of the Company. The provisions of Paragraph 10 shall survive the termination of this Agreement for a period of 2 years thereafter.

16.        The services to be performed by the Consultant pursuant hereto are personal in character, to be performed by Mr. Jason Springett, and neither this Agreement nor any rights or benefits arising thereunder are assignable by the Consultant without the previous written consent of the Company.

17.        With the express exception of outstanding options granted to Consultant as a result of Advisory Services previously performed, and for obligations resulting from valid Advisory Board appointments, and any prior investment made by Consultant in the Company, any and all previous agreements, written or oral, between the parties hereto or on their behalf relating to the agreement between the Consultant and the Company are hereby terminated and cancelled and each of the parties hereto hereby releases and forever discharges the other party hereto of and from all manner of actions, causes of action, claims and demands whatsoever under or in respect of any such previous agreements.

18.        Any notice in writing or permitted to be given to the Consultant hereunder shall be sufficiently given if delivered to the Consultant personally or mailed by registered mail, postage prepaid, addressed to the Consultant as its last residential address known to the Company. Provided any such notice is mailed via guaranteed overnight delivery, as aforesaid shall be deemed to have been received by the Consultant on the first business day following the date of mailing. Any notice in writing required or permitted to be given to the Company hereunder shall be given by registered mail, postage prepaid, addressed to the Company at the address shown on page 1 hereof. Any such notice mailed as aforesaid shall be deemed to have been received by the Company on the first business day following the date of mailing provided such mailing is sent via guaranteed overnight delivery. Any such address for the giving of notices hereunder may be changed by notice in writing given hereunder.

19.        The provisions of this Agreement shall enure to the benefit of and be binding upon the Consultant and the successors and assigns of the Company. For this purpose, the terms "successors" and "assigns" shall include any person, firm or corporation or other entity which at any time, whether by merger, purchase or otherwise, shall acquire all or substantially all of the assets or business of the Company.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

20.        Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of the provisions of this Agreement.

21.        This Agreement is being delivered and is intended to be managed from the Province of British Columbia and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of such Province. Similarly no provision within this contract is deemed valid should it conflict with the current or future laws of the United States of America or current or future regulations set forth by the United States Securities and Exchange Commission. This Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom or which enforcement of any waiver, change, modification or discharge is sought.

22.        This Agreement and the obligations of the Company herein are subject to all applicable laws and regulations in force at the local, State, Province, and Federal levels in both Canada and the United States. In the event that there is an employment dispute between the Company and Consultant, Consultant agrees to allow it to be settled according to applicable Canadian law in an applicable British Columbia jurisdiction.

23.        Any and all potential or actual common share award or stock option award will be in compliance with all applicable regulations in the USA and Canada.

24.        This contract will expire on April 24th, 2015 unless renewed or extended by mutual written consent of both parties prior to that date.

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675

IN WITNESS WHEREOF this Agreement has been executed as of the day, month and year first above written.

SIGNED by:	DATED:

April 24, 2014
Robert McAllister,
President / CEO,
Enertopia Corp

SIGNED by:
DATED:

April 24, 2014
Jason Springett
Master Grower for Ontario Operations

950, 1130 West Pender Street | Vancouver, BC V6E 4A4 | Canada | 604.602.1675